UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UniFirst Files Preliminary Proxy Statement for Upcoming Annual Meeting of Shareholders

Recommends Shareholders Vote FOR UniFirst’s Director Nominees

Reiterates Confidence in Strategy and Ability to Deliver Long-Term Growth and Value Creation

WILMINGTON, Mass., November 12, 2025 – UniFirst Corporation (the “Company” or “UniFirst”) (NYSE: UNF), a North American leader in providing customized business uniform programs, facility service products and first aid and safety services, today filed its preliminary proxy statement in connection with its upcoming 2026 Annual Meeting of Shareholders (“Annual Meeting”).

In connection with the filing, the Company announced that its Board of Directors (the “Board”) has nominated two highly qualified directors in CEO Steven S. Sintros and Audit Committee Chairman Joseph M. Nowicki to stand for election at the Annual Meeting. Raymond C. Zemlin will be retiring upon completion of his term at the Annual Meeting. Following Mr. Zemlin’s retirement, the Board will meet to appoint a Chairman of the Board, which is currently expected to be Mr. Nowicki.

In its preliminary proxy statement, the Company also disclosed that Engine Capital Management, LP (“Engine Capital”) submitted to the Company a notice of nomination for two director candidates, Arnaud Adjler, Founder and Managing Member of Engine Capital, and Michael A. Croatti, who previously served as a consultant to the Company. After engagement with Engine Capital and a thoughtful and thorough evaluation of both nominees, the Board recommends that shareholders vote AGAINST Engine Capital’s candidates by voting FOR each of the Company’s highly skilled and dedicated directors on the WHITE proxy card.

In regard to the Board’s recommendation, the Company issued the following statement:

The UniFirst Board and management team regularly review the Company’s strategic priorities and opportunities and assess options to enhance value. We have a clear strategy in place – focused on investing in our people, technology and infrastructure – to drive growth, profitability and value for our shareholders, employees, customers and the communities the Company serves.

The UniFirst Board currently comprises seven directors, five of whom are independent and all of whom possess expertise and experience highly relevant to our business and strategy, including in finance, operations, technology, commercial growth, M&A and human resources. We are committed to strengthening and refreshing the Board and have appointed three new independent directors in the past three years. The UniFirst Board will continue to review its composition to ensure it has the right mix of skillsets and capabilities to oversee the Company’s strategic plan and create shareholder value.

UniFirst’s preliminary proxy materials can be found on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s definitive proxy materials will be mailed to all shareholders eligible to vote at the 2026 Annual Meeting. Shareholders may receive materials, in the mail or through other means, from Engine Capital. The UniFirst Board recommends that shareholders discard any proxy materials received from Engine Capital and vote using the WHITE proxy card they will receive as part of the definitive proxy materials that will be mailed by the Company.

Advisors

Paul Hastings LLP is serving as legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

About UniFirst Corporation

Headquartered in Wilmington, Mass., UniFirst Corporation (NYSE: UNF) is a North American leader in the supply and servicing of uniform and workwear programs, facility service products, as well as first aid and safety supplies and services. Together with its subsidiaries, the Company also manages specialized garment programs for the cleanroom and nuclear industries. In addition to partnering with leading brands, UniFirst manufactures its own branded workwear, protective clothing, and floorcare products at its five company-owned ISO-9001-certified manufacturing facilities. With more than 270 service locations, over 300,000 customer locations, and 16,000-plus employee Team Partners, the Company outfits more than 2 million workers every day. For more information, contact UniFirst at 888.296.2740 or visit UniFirst.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws that reflect the Company’s current views with respect to future events. Such statements including, without limitation, statements regarding the Company’s strategies, opportunities, commitments and prospects. Forward-looking statements contained in this press release are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 and may be identified by words such as “strategy,” “opportunities,” “create,” “continue,” “objective,” “achieve,” “future,” “growth,” “committed,” or the negative versions thereof, and similar expressions and by the context in which they are used. Such forward-looking statements are based on the Company’s current expectations and speak only as of the date made. Such statements are highly dependent upon a variety of risks, uncertainties and other important factors that could cause actual results to differ materially from those reflected in such forward-looking statements. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended August 30, 2025, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

Important Information for Investors and Security Holders

The Company plans to file proxy materials (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies for the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.unifirst.com).

Participants in the Solicitation

The Company, its directors and executive officers may be considered “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at 2026 Annual Meeting. Information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other material to be filed with the SEC in connection with the 2026 Annual Meeting. Information about the compensation of our President and Chief Executive Officer, Steven S. Sintros, and our Executive Vice President and Chief Financial Officer, Shane O’Connor, is set forth in the section titled “Executive Compensation” in the Company’s preliminary proxy statement on Schedule 14A filed on November 12, 2025 (the “Preliminary

Proxy”) and compensation for each of our non-employee Directors is set forth in the section titled “Director Compensation – Fiscal 2025” in the Company’s Preliminary Proxy. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders” in the Company’s Preliminary Proxy. Shareholders can obtain, free of charge, copies of the Preliminary Proxy at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.unifirst.com).

Investor Relations Contact:

Shane O'Connor, Executive Vice President & CFO

UniFirst Corporation

978-658-8888

shane_oconnor@unifirst.com

Media Contact:

Aura Reinhard / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449